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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2005

                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


       0-25064                                                    41-1580506
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 831-6830
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

         On January 14, 2005, Health Fitness Corporation ("HFC") (OTC BB: HFIT) issued a press release announcing that the January issue of Twin Cities Business Monthly, the Upper Midwest's largest circulation business magazine, contains a profile of HFC that reviews the company's recent growth and its expanded strategic direction. The full text of the press release is set forth in Exhibit
99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.


ITEM 9.01 FINANCIAL STATEMENTS AND SCHEDULES

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99.1 Press release dated January 14, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HEALTH FITNESS CORPORATION


                                                By    /s/  Wesley W. Winnekins
                                                   -----------------------------
Date: January 17, 2005                                Wesley Winnekins
                                                      Chief Financial Officer



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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           HEALTH FITNESS CORPORATION
                            EXHIBIT INDEX TO FORM 8-K


Date of Report:                                             Commission File No.:
January 14, 2005                                                         0-25064

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                           HEALTH FITNESS CORPORATION

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Exhibit Number             Description

   99.1                    Press release dated January 14, 2005.